UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

DRIVEN DELIVERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	333-209836	32-0416399
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5710 Kearny Villa Road, Ste 205 San Diego, CA 92123
(Address of Principal Executive Offices) (Zip Code)

(833) 378-6420
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2019, the board of directors (the “Board”) of Driven Deliveries, Inc. (the “Company”) accepted the resignation of Chris Boudreau as Chairman and Chief Executive Officer of the Company, effective May 2, 2019.

On May 2, 2019, the Board appointed Christian Schenk as the Company’s Chairman and Chief Executive Officer, effective May 2, 2019. Mr. Schenk has been a director of the Company since April 3, 2019.

Mr. Schenk, age 40, has been involved in the payments industry since 2017, where he has formed several ventures such as BNK, which pays truck drivers based on achieving route defined milestones, as well as IPTS, a recreation and hospitality employee same day pay solution that enables employees to get paid daily instead of waiting until payday. In 2016, Mr. Schenk formed ONE20, one of the world’s largest networks of professional truck drivers and sold the company in 2017. In 2013, Mr. Schenk founded CLS LLC, a telematics and transportation technology consulting group, and continues to act in an advisory role. In 2010 Mr. Schenk joined XRS Corporation (fka Xata Corporation) following its acquisition of Turnpike Global Technologies, LLC and Geologic Solutions, Inc. Schenk was tasked with merging three distinct businesses into a single entity and solution which once complete lead to the rebranding of the company to XRS. XRS was sold to Omnitracs, LLC in 2014 for $178M.

Mr. Schenk does not have a family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Schenk and any other persons pursuant to which he was selected as Chairman and Chief Executive Officer, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2019

DRIVEN DELIVERIES, INC.

By:	/s/ Brian Hayek
Brian Hayek
President and Chief Financial Officer